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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 28, 1999

                       SPORTSNUTS.COM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 333-14477                    87-0561426
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

         The Towers at South Towne #2, Suite 550, 10421 South 400 West,
                          Salt Lake City, Utah 84095.
         --------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code (801) 816-2500

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On July 28, 1999, SportsNuts International.com, Inc., a Delaware corporation (the "Registrant"), a wholly owned subsidiary of the Registrant, SportsNuts Merger Sub., Inc., a Utah corporation, Sportzz.com, Inc., a Utah corporation ("Sportzz"), ObjectSelect, L.C., a Utah limited liability company, being the sole shareholder of Sportzz (the "Shareholder"), and the members of the Shareholder, consummated a reverse triangular merger of Merger Sub into Sportzz (collectively, the "Acquisition"). The Acquisition is more particularly described in that certain Plan and Agreement of Merger (the "Acquisition Agreement"), attached to this Form 8-K as Exhibit 2.1

      Sportzz was incorporated in the State of Utah on April 7, 1999. Immediately prior to the Acquisition, Sportzz was engaged in the development of internet based database management and application development software, and it maintained an internet web site employing its products for purposes of inputting, searching, and retrieving local sports information including from leagues, schools, teams, and their player rosters, game schedules, game results, photographs, articles, and statistics. Assets indirectly acquired in the Acquisition included intellectual property, computer hardware, software, and other miscellaneous assets, as well as the licensing of certain intellectual property

      As part of the Acquisition, the Registrant issued 944,882 shares of Registrant's Common Stock (the "Shares") to the Shareholder of Sportzz, in consideration for the 100,000 shares of the issued and outstanding Sportzz common stock. In addition, cash consideration of $100,000 was paid to the Shareholder. Of this consideration, $10,000 of the cash, and one half of the Shares were placed in escrow pending completion of certain post closing covenants described in the Acquisition Agreement. The source of the cash consideration was the operating funds of the Registrant.

      Prior to the Acquisition, no material relationship existed between SportsNuts and/or any of its affiliates and the Registrant or any of its officers or directors, or any associate of any such officer or director. Certain members of the Shareholder served in consulting capacities with the Registrant prior to the Acquisition. The consideration given by the Registrant for the Acquisition was determined by negotiation between the two companies.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (c)  EXHIBITS.


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      2.1   Agreement and Plan of Merger, dated as of July 28, 1999, among
            SportsNuts.com International, Inc., SportsNuts Merger Sub., Inc., Sportzz.com, Inc., ObjectSelect, L.C., and individual members thereof.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPORTSNUTS.COM INTERNATIONAL, INC.




      Date: August 12, 1999           By /s/ Kenneth Denos
                                         ---------------------------------------
                                         Kenneth Denos, Executive Vice President


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EXHIBIT INDEX


Exhibit Number                    Description
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 2.1                        Agreement and Plan of Merger, dated as of July 28,
                            1999, among SportsNuts.com International, Inc., SportsNuts Merger Sub., Inc., Sportzz.com, Inc., ObjectSelect, L.C., and individual members thereof.


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